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                                                                   EXHIBIT 99.02

9/98                                                                      Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:        $  1,581,256,337.83
Beginning of the Month Finance Charge Receivables:   $     85,821,153.57
Beginning of the Month Discounted Receivables:       $              0.00
Beginning of the Month Total Receivables:            $  1,667,077,491.40


Removed Principal Receivables:                       $              0.00
Removed Finance Charge Receivables:                  $              0.00
Removed Total Receivables:                           $              0.00


Additional Principal Receivables:                    $              0.00
Additional Finance Charge Receivables:               $              0.00
Additional Total Receivables:                        $              0.00


Discounted Receivables Generated this Period:        $              0.00


End of the Month Principal Receivables:              $  1,519,965,584.04
End of the Month Finance Charge Receivables:         $     83,984,544.45
End of the Month Discounted Receivables:             $              0.00
End of the Month Total Receivables:                  $  1,603,950,128.49


Special Funding Account Balance                      $              0.00
Aggregate Invested Amount (all Master Trust Series)  $  1,365,000,000.00
End of the Month Seller Amount                       $    154,965,584.04
End of the Month Seller Percentage                                 10.20%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                           RECEIVABLES

   30-59 Days Delinquent                             $     41,281,329.21
   60-89 Days Delinquent                             $     29,721,063.50
   90+ Days Delinquent                               $     52,427,553.07


   Total 30+ Days Delinquent                         $    123,429,945.78
   Delinquent Percentage                                            7.70%

Defaulted Accounts During the Month                  $      6,366,990.27
Annualized Default Percentage                                       4.83%

Principal Collections                                     190,045,654.81
Principal Payment Rate                                             12.02%

Total Payment Rate                                                 13.26%
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9/98                                                                      Page 2

INVESTED AMOUNTS


   Class A Initial Invested Amount                   $    230,000,000.00
   Class B Initial Invested Amount                   $     20,000,000.00

INITIAL INVESTED AMOUNT                              $    250,000,000.00

   Class A Invested Amount                           $    322,000,000.00
   Class B Invested Amount                           $     28,000,000.00

INVESTED AMOUNT                                      $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     22.13%
PRINCIPAL ALLOCATION PERCENTAGE                                    22.13%


MONTHLY SERVICING FEE                                $        583,333.34

INVESTOR DEFAULT AMOUNT                              $      1,409,014.95


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                        92.00%

   Class A Finance Charge Collections                $      6,719,543.56
   Other Amounts                                     $              0.00

TOTAL CLASS A AVAILABLE FUNDS                        $      6,719,543.56


   Class A Monthly Interest                          $      1,608,165.32
   Class A Servicing Fee                             $        536,666.67
   Class A Investor Default Amount                   $      1,296,293.75

TOTAL CLASS A EXCESS SPREAD                          $      3,278,417.82


REQUIRED AMOUNT                                      $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                         8.00%

   Class B Finance Charge Collections                $        584,308.14
   Other Amounts                                     $              0.00

TOTAL CLASS B AVAILABLE FUNDS                        $        584,308.14


   Class B Monthly Interest                          $        145,067.13
   Class B Servicing Fee                             $         46,666.67


TOTAL CLASS B EXCESS SPREAD                          $        392,574.34
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9/98                                                                      Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                  $      3,670,992.16


   Excess Spread Applied to Required Amount          $              0.00

   Excess Spread Applied to Class A Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items            $        112,721.20

   Excess Spread Applied to Class B Investor         $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash             $         22,244.44
   Collateral Fee

   Excess Spread Applied to Cash Collateral          $              0.00
   Account

   Excess Spread Applied to other amounts owed       $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                          $      3,536,026.52


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                    $     14,385,620.65


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO       $              0.00
SERIES 1994-5

   Excess Finance Charge Collections Applied to      $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to      $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to      $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to      $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to      $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to      $              0.00
   other amounts owed Cash Collateral Depositor
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9/98                                                                      Page 4

YIELD AND BASE RATE --


   Base Rate (Current Month)                                        7.64%
   Base Rate (Prior Month)                                          7.82%
   Base Rate (Two Months Ago)                                       7.87%

THREE MONTH AVERAGE BASE RATE                                       7.78%

   Portfolio Yield (Current Month)                                 20.21%
   Portfolio Yield (Prior Month)                                   14.34%
   Portfolio Yield (Two Months Ago)                                13.05%

THREE MONTH AVERAGE PORTFOLIO YIELD                                15.87%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                       92.00%

   Class A Principal Collections                     $     38,692,535.14

CLASS B PRINCIPAL PERCENTAGE                                        8.00%

   Class B Principal Collections                     $      3,364,568.27

TOTAL PRINCIPAL COLLECTIONS                          $     42,057,103.41





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER    $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                    $              0.00
   Deficit Controlled Amortization Amount            $              0.00

CONTROLLED DISTRIBUTION AMOUNT                       $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR            $     42,057,103.41
PRINCIPAL SHARING
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9/98                                                                      Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                         $              0.00

CLASS B INVESTOR CHARGE OFFS                         $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED              $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED              $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                   $     49,000,000.00
   Available Cash Collateral Amount                  $     49,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                 $                 0
   Class B Interest Rate Cap Paymets                 $                 0

TOTAL DRAW AMOUNT                                    $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                      $              0.00


                                            First USA Bank, NA,
                                            as Servicer


                                            By:  /s/ TRACIE KLEIN
                                                 -----------------------
                                                     Tracie H. Klein
                                                     Vice President